Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
June, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   4.88%
     June, 1997   5.62%
     May, 1997   5.04%
     April, 1997   3.98%



Cash Yield                                              18.10%


Investor Charge Offs                                     4.78%


Base Rate                                                7.70%


Over 35 Day Delinquency                                  4.90%


Seller's Interest                                       13.07%


Total Payment Rate                                      10.34%


Total Principal Balance                                $6,019,904,704.03


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $786,571,370.73